Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick E Winningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Theravance Biopharma, Inc. on Form 10-K for the fiscal year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K and results of operations of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K.

February 28, 2022	By:	/s/ Rick E Winningham
(Date)		Name:	Rick E Winningham
		Title:	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Hindman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Theravance Biopharma, Inc. on Form 10-K for the fiscal year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K and results of operations of Theravance Biopharma, Inc. for the periods covered by such Annual Report on Form 10-K.

February 28, 2022	By:	/s/ Andrew Hindman
(Date)		Name:	Andrew Hindman
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Theravance Biopharma, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.